Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Avado Brands, Inc. (the "Company") on Form 10-Q/A for the quarter ended June 29, 2003, as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  February 25, 2004                  /s/ Louis J. Profumo
                                          ---------------------------
                                          Louis J. Profumo
                                          Chief Financial Officer